UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 31, 2025

Actuate Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-42139	47-3044785
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1751 River Run, Suite 400 Fort Worth, Texas	76107
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (817) 887-8455

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.000001 per share	ACTU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On May 31, 2025, Actuate Therapeutics, Inc. (the “Company”) hosted a Key Opinion Leader (“KOL”) event (“KOL Event”) for the investment community to review its topline Phase 2 (Actuate-1801 Part 3B) data of elraglusib in combination with gemcitabine/nab-paclitaxel (“GnP”) in first-line treatment of metastatic pancreatic cancer (“mPDAC”) presented at the American Society of Clinical Oncology 2025 Annual Meeting (“ASCO 2025 Presentation”). The KOL Event featured a fireside discussion moderated by Daniel Schmitt, President & Chief Executive Officer of Actuate, and included four distinguished KOLs: Tanios Bekaii-Saab, MD, FACP, Mayo Clinic College of Medicine and Science, Devalingam Mahalingam, MD, Northwestern University Feinberg School of Medicine, Rachna Shroff, MD, MS, FASCO, University of Arizona Cancer Center, and Colin Weekes, MD, PhD, Massachusetts General Hospital. The transcript of the KOL Event is attached as Exhibit 99.1 to this Current Report, and available on the Investor Relations section of the Actuate website at www.actuatetherapeutics.com.

The information furnished in this Item 7.01, including Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing. The furnishing of the transcript is not intended to constitute a representation that such furnishing is required by Regulation FD or that the transcript includes material investor information that is not otherwise publicly available.

Disclaimer

The information contained in the transcript furnished as Exhibit 99.1 is a textual representation of the presentation at the KOL Event, including corresponding slides from the ASCO 2025 Presentation, and while efforts are made to provide an accurate transcript, there may be material errors, omissions or inaccuracies in the reporting of the contents of the presentation. The Company does not assume any responsibility for any investment or other decisions made based upon the information provided in the transcript. Users are advised to review the recording of the KOL Event and the Company’s SEC filings before making any investment or other decisions. A recording of the KOL Event was immediately made available on the Company’s website after the event and is available on the “Investor Relations” section of the Company’s website at www.actuatetherapeutics.com.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Transcript of the KOL Event held on May 31, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report and the transcript furnished contains forward-looking statements about us, including our and other parties’ clinical trials and development plans, and our industry. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” or the negative of these terms or other comparable terminology are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. All statements, other than statements related to present facts or current conditions or of historical facts, contained in this Current Report and the transcript furnished are forward-looking statements. Accordingly, these statements involve estimates, assumptions, substantial risks and uncertainties which could cause actual results to differ materially from those expressed in them, including but not limited to that preliminary and unpublished data may be subject to change and further interpretation following the availability of more data or following a more comprehensive review of the data and should not be relied upon as a final analysis; the risk that clinical trial data are subject to differing interpretations and assessments by regulatory authorities and within the medical community; clinical and preclinical drug development involves a lengthy and expensive process with uncertain timelines and outcomes, results of prior preclinical studies and early clinical trials are not necessarily predictive of future results, and elraglusib may not achieve positive clinical results or favorable preclinical results, and we may not be able to make regulatory submissions or receive regulatory approval on a timely basis, if at all; that we may not successfully enroll additional patients or establish or advance plans for further development, including through conversations with the FDA or EMA and the standards such bodies may impose for such development; that elraglusib could be associated with side effects, adverse events or other properties or safety risks, which could delay or preclude regulatory approval, cause us to suspend or discontinue clinical trials or result in other negative consequences; our reliance on third parties to conduct our non-clinical studies and our clinical trials; our reliance on third-party licensors and ability to preserve and protect our intellectual property rights; that we face significant competition from other biotechnology and pharmaceutical companies; our ability to fund development activities, including because our financial condition raises substantial doubt as to our ability to continue as a going concern and we require additional capital to finance our operations beyond the second quarter of fiscal year 2025, and a failure to obtain this necessary capital in the near term on acceptable terms, or at all, could force us to delay, limit, reduce or terminate our development programs, commercialization efforts or other operations. In addition, any forward-looking statements are qualified in their entirety by reference to the factors discussed under the heading “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 13, 2025, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, filed on May 15, 2025, and other filings with the SEC. Because the risk factors referred to above could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements made by us or on our behalf, you should not place undue reliance on any forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made. New factors emerge from time to time, and it is not possible for us to predict which factors will arise. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Unless legally required, we do not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date of this Current Report or the transcript or to reflect the occurrence of unanticipated events.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Actuate Therapeutics, Inc.

Date: June 5, 2025	By:	/s/ Daniel M. Schmitt
Name: Daniel M. Schmitt
Title: President and Chief Executive Officer

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